UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 27, 2008
COLEMAN CABLE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33337 (Commission File Number)	36-4410887 (IRS Employer Identification Number)

1530 Shields Drive, Waukegan, IL (Address of principal executive offices)		60085 (Zip Code)
(847) 672-2300
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On March 27, 2008, Coleman Cable Inc. (“Coleman”) issued a press release announcing earnings for its fiscal year ended December 31, 2007 and net sales and earnings guidance for its first quarter ending March 31, 2008. A copy of Coleman’s press release, dated March 27, 2008, is attached as Exhibit 99.1.
The information furnished under Item 2.02 of this Current Report on Form 8-K, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

Exhibit
Number	Description

99.1	Press Release, dated March 27, 2008.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COLEMAN CABLE, INC.
Date: March 27, 2008	By:	/s/ Richard N. Burger
		Name:	Richard N. Burger
		Title:	Chief Financial Officer, Executive Vice President, Secretary and Treasurer